EXHIBIT 99.2

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

IF YOU ARE IN ANY DOUBT AS TO THE PROCEDURES FOR ACCEPTANCE OF THE ACTIVCARD CORP. EXCHANGE OFFER OR REQUIRE ASSISTANCE WITH COMPLETION OF THE FORM OF ACCEPTANCE, PLEASE TELEPHONE THE INNISFREE M&A INCORPORATED, THE INFORMATION AGENT, AT THE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

LETTER OF TRANSMITTAL
To Exchange American Depositary Shares
Evidenced by American Depositary Receipts
of
ActivCard S.A.
Pursuant to the Exchange Offer described in the Prospectus
Dated                     , 2002
by
ActivCard Corp.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY TIME, ON [ ], 2002, UNLESS THE EXCHANGE OFFER IS EXTENDED.

The U.S. Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK

By mail: Tender & Exchange Department P.O. Box 11248 Church Street Station New York, New York 10286-1248	By facsimile: (for Eligible Institutions Only) (212) 815-6433 Confirm by telephone: (212) 815-6212	By overnight courier or hand: Tender & Exchange Department 101 Barclay Street Receive and Deliver Window New York, New York 10286

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE EXCHANGE OFFER MAY NOT BE ACCEPTED BY HOLDERS OF ACTIVCARD S.A. COMMON SHARES BY MEANS OF THIS LETTER OF TRANSMITTAL. HOLDERS OF ACTIVCARD S.A. COMMON SHARES SHOULD CONTACT INNISFREE M&A INCORPORATED, THE INFORMATION AGENT, AT THE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL IN ORDER TO OBTAIN THE APPROPRIATE DOCUMENTATION NECESSARY TO ACCEPT THE EXCHANGE OFFER.

Please read the entire Letter of Transmittal carefully before checking any boxes or completing any information.

This Letter of Transmittal relates to the Exchange Offer (as defined below) and is to be used by holders of American depositary shares (“ADSs”) evidenced by American depositary receipts (“ADRs”) of ActivCard S.A., a société anonyme organized under the laws of the Republic of France, to:

•	tender ADSs of ActivCard S.A. by physical delivery of ADRs herewith;

•
tender ADSs of ActivCard S.A. by book-entry transfer to the U.S. Exchange Agent’s account at The Depositary Trust Company pursuant to the procedures set forth under “Terms of the Exchange Offer—Procedures for exchanging ADSs—Book-entry transfer” in the prospectus, dated             , 2002 (the “Prospectus”); or

•
tender ADSs of ActivCard S.A. in accordance with the guaranteed delivery procedures set forth in the Prospectus under “Terms of the Exchange Offer—Procedures for exchanging ADSs—Guaranteed delivery procedures.”

This Letter of Transmittal need not be completed if the ADSs of ActivCard S.A. are tendered pursuant to the book-entry transfer procedures described in “Terms of the Exchange Offer—Procedures for exchanging ADSs—Book-entry transfer” of the Prospectus and an “agent’s message” is delivered to the U.S. Exchange Agent as described in the Prospectus. Delivery of documents to The Depository Trust Company’s book-entry transfer facility will not constitute delivery to the U.S. Exchange Agent.

You must complete this Letter of Transmittal if you are a registered holder of ADSs of ActivCard S.A. and either (1) you wish to tender the ADRs representing your ADSs to the U.S. Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your ADSs by book-entry transfer to the U.S. Exchange Agent’s account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the U.S. Exchange Agent instead of an agent’s message.

If you decide to tender, and we decide to accept, your ActivCard S.A. ADSs, this will constitute a binding agreement between you and us, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. In the event of an inconsistency between the terms and procedures in this Letter of Transmittal and the Prospectus, the terms and procedures set forth in the Prospectus shall govern.

If you are a holder of ADSs of ActivCard S.A. and wish to tender your securities in the Exchange Offer, but (1) the ADRs are not immediately available, (2) time will not permit your ADRs or other required documents to reach the U.S. Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender your ADSs by following the procedures described in the Prospectus under the caption “Terms of the Exchange Offer—Procedures for exchanging ADSs—Guaranteed delivery procedures.”

List below the ADSs of ActivCard S.A. to which this Letter of Transmittal relates. If the space provided is inadequate, list the ADR numbers and amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. If the ADSs of ActivCard S.A. are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.

DESCRIPTION OF ADSs TENDERED

Name(s) and Address(es) and Daytime Telephone Number(s) of Registered Holder(s)	ADSs Tendered (Attach additional signed list, if necessary)

	ADR Serial Number(s)*	Total Number of ADSs evidenced by ADRs*	Total Number of ADSs Tendered**

Total ADSs

  *   Need not be completed by Holders tendering by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all ADSs evidenced by each ADR delivered to the U.S. Exchange Agent are being tendered hereby. See Instruction 7.

☐
CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE U.S. EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY MAY DELIVER ADSs BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A COPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By signing this Letter of Transmittal, the undersigned acknowledges receipt of the Prospectus and this Letter of Transmittal, which together constitute the offer, by ActivCard Corp., a Delaware corporation (“ActivCard Corp.”), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, to holders of securities of ActivCard S.A. to exchange (the “Exchange Offer”) up to all of the outstanding ADSs evidenced by ADRs of ActivCard S.A. for outstanding shares of ActivCard Corp. common stock.

Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, the undersigned hereby tenders to ActivCard Corp. the ADSs of ActivCard S.A. described above in the box entitled “Description of ADSs Tendered,” pursuant to the Exchange Offer to exchange one share of ActivCard Corp. common stock for each ADS of ActivCard S.A. validly tendered and accepted.

The undersigned understands that if he or she decides to tender ADSs of ActivCard S.A., and ActivCard Corp. accepts the ADSs for exchange, this will constitute a binding agreement between the undersigned and ActivCard Corp., subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

Upon the terms of the Exchange Offer (including if the Exchange Offer is extended or amended, the terms and conditions of any such extensions or amendments) the undersigned hereby:

(1)  sells, assigns and transfers to ActivCard Corp. all right, title and interest in and to all the ADSs being tendered hereby and any and all cash dividends, distributions, rights, other ADSs or other securities issued or issuable in respect of such ADSs on or after the date of the Prospectus (collectively, “Distributions”); and

(2)  irrevocably constitutes and appoints the U.S. Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs and any Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any associated Distributions) or transfer the ownership of such ADSs (and any associated Distributions) on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of ActivCard Corp. and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any associated Distributions), all in accordance with the terms and subject to the conditions of the Exchange Offer.

The undersigned hereby irrevocably appoints each of the designees of ActivCard Corp. the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the ADSs tendered hereby that have been accepted for payment and with respect to any Distributions. The designees of ActivCard will, with respect to the ADSs and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of the undersigned, as they, in their sole discretion, may deem proper. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered ADSs. Such appointment is effective when, and only to the extent that, ActivCard Corp. accepts the ADSs tendered with this Letter of Transmittal for exchange pursuant to the Exchange Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such ADSs and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). ActivCard Corp. reserves the right to require that, in order for ADSs to be deemed validly tendered, immediately upon ActivCard Corp.’s acceptance for payment of such ADSs, ActivCard Corp. must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such ADSs and any associated Distributions, including voting at any meeting of ActivCard Corp. shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the ADSs of ActivCard S.A. tendered hereby and to acquire the ActivCard Corp. common stock issuable upon the exchange of such tendered securities, and that, when and if the tendered ADSs of ActivCard S.A. are accepted for exchange, ActivCard Corp. will acquire good, marketable and unencumbered title to the tendered ADSs, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by ActivCard Corp. or the U.S. Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the ADSs of ActivCard S.A. tendered hereby.

The undersigned understands that delivery of the ADRs of ActivCard S.A. shall be effected and risk of loss or title shall pass only upon their actual physical delivery to the U.S. Exchange Agent. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered holder(s) of the ADSs of ActivCard S.A. tendered by this Letter of Transmittal are printed below in the box titled “Sign Here” as they appear on the ADRs representing the ADSs. The serial number(s) of the ADSs of ActivCard S.A. that the undersigned wishes to tender are indicated in the appropriate boxes above titled “Description of ADSs Tendered.”

Unless the undersigned has indicated otherwise by completing the box entitled “Special Issuance Instructions” below, he or she hereby directs that shares of ActivCard Corp. common stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of ADSs of ActivCard S.A., that shares of ActivCard Corp. common stock be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless the undersigned has otherwise indicated by completing the box entitled “Special Delivery Instructions,” he or she hereby directs that shares of ActivCard Corp. common stock be delivered to the address shown below in the box titled “Sign Here.”

If the undersigned has (1) tendered any ADSs of ActivCard S.A. that are not exchanged in the Exchange Offer for any reason, or (2) submitted ADRs for more ADSs of ActivCard S.A. than he or she wishes to tender, unless he or she has otherwise indicated by completing the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions,” the undersigned hereby directs that ADRs for any ADSs of ActivCard S.A. that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below in the box titled “Sign Here” or, in the case of a book-entry transfer of ADSs of ActivCard S.A., that ADSs that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at ActivCard Corp.’s expense, promptly following the expiration or termination of the Exchange Offer.

The undersigned also recognizes that, under certain circumstances described in the Prospectus under the caption “Terms of the Exchange Offer—Conditions for completion of the Exchange Offer,” ActivCard Corp. may not be required to accept for exchange any ADSs of ActivCard S.A. tendered by this Letter of Transmittal.

The terms and conditions of the Exchange Offer contained in the Prospectus, as from time to time supplemented or amended, shall be deemed to be incorporated in, and from part of, this Letter of Transmittal, which shall be read and construed accordingly.

All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal will be binding upon his or her heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.

THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE CONSIDERATION PURSUANT TO THE EXCHANGE OFFER SHALL NOT BE MADE, UNTIL THE ADSs BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. EXCHANGE AGENT AS PROVIDED IN THE U.S. PROSPECTUS AND THIS LETTER OF TRANSMITTAL.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 2, 3 AND 4)	SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 2, 3 AND 4)

To be completed ONLY if ADRs evidencing ADSs not tendered or not accepted for exchange or the shares of ActivCard Corp. common stock are to be issued in the name of someone other than the undersigned, or if ADSs delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility, other than to the account indicated above.

Issue  (check appropriate box(es)):
☐   ActivCard S.A. ADSs
☐   ActivCard Corp. common stock

Name:
(Please Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

Credit unexchanged ADSs delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Number of Account)

To be completed ONLY if ADRs evidencing ADSs not tendered or not accepted for exchange or the shares of ActivCard Corp. common stock to be issued are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail   (check appropriate box(es)):
☐   ActivCard S.A. ADSs
☐   ActivCard Corp. common stock

Name:
(Please Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

SIGN HERE	SIGN HERE
SIGN HERE

(Signature(s) of holder(s))

Dated:

Must be signed by the registered holder(s) exactly as name(s) appear(s) on ADR(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the signer’s full title. See Instruction 2.

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 2 and 3)
FOR USE BY ELIGIBLE INSTITUTIONS ONLY
PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature:

Name:

Full Title and Name of Firm:
(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                                                        , 2002

INSTRUCTIONS

Forming part of the Terms and Conditions of the Exchange Offer

1.    Delivery of Letter of Transmittal.    You must complete this Letter of Transmittal if you are a holder of ADSs of ActivCard S.A. and (1) you wish to tender ADRs evidencing your ADSs to the U.S. Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your ADSs of ActivCard S.A. by book-entry transfer to the U.S. Exchange Agent’s account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the U.S. Exchange Agent instead of an agent’s message. In order to constitute a valid tender of your ADSs of ActivCard S.A., unless you comply with the procedures for guaranteed delivery described below, the U.S. Exchange Agent must receive the following documents at one of the addresses listed above before the expiration of the Exchange Offer: (1) ADRs evidencing ADSs of ActivCard S.A., in proper form for transfer, or a book-entry confirmation of transfer of the ADSs into the U.S. Exchange Agent’s account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry confirmation, an agent’s message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal.

Holders of ADSs of ActivCard S.A. whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the U.S. Exchange Agent or complete the procedures for book-entry delivery transfer before the expiration date may tender their ADSs of ActivCard S.A. by properly completing and executing the Notice of Guaranteed Delivery pursuant to the procedure set forth in the Prospectus under “Terms of the Exchange Offer—Procedures for exchanging ADSs—Guaranteed delivery procedures.” Pursuant to such procedures: (1) the tender must be made by or through an Eligible Institution (as defined below); (2) before the expiration date, the U.S. Exchange Agent must receive from an Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the number of ADSs of ActivCard S.A. you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the U.S. Exchange Agent must receive the ADRs evidencing all tendered ADSs of ActivCard S.A., a properly completed and duly executed Letter of Transmittal or, in the case of a book-entry confirmation an agent’s message instead of the Letter of Transmittal, and all other documents required by this Letter of Transmittal, within three Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery.

The method of delivery of ADRs evidencing ADSs of ActivCard S.A., this Letter of Transmittal, agent’s messages, any signature guarantees and any other required documents, including delivery through The Depositary Trust Company, is at the option and risk of the tendering holder of the ADSs of ActivCard S.A. Except as otherwise provided herein, delivery will be deemed made only when actually received by the U.S. Exchange Agent. If such delivery is made by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. This Letter of Transmittal and any other required documents should be sent only to the U.S. Exchange Agent, not to ActivCard Corp. or The Depositary Trust Company.

ActivCard Corp. will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an agent’s message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

2.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the ADSs of ActivCard S.A. tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration.

If any of the ADSs of ActivCard S.A. tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered ADSs of ActivCard S.A. are registered in different name(s) on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

When this Letter of Transmittal is signed by the registered holder(s) of the ADSs of ActivCard S.A. listed and transmitted by this Letter of Transmittal, no endorsement(s) of ADR(s) or separate instruments of transfer are required unless shares of ActivCard Corp. common stock are to be issued in the name of a person other than the registered holder(s). Signature(s) on the ADRs or instrument(s) of transfer must be guaranteed by an Eligible Institution.

If a person or persons other than the registered holder(s) of ADSs of ActivCard S.A. signs the Letter of Transmittal, ADRs evidencing the ADSs of ActivCard S.A. must be endorsed or accompanied by appropriate instrument(s) of transfer, signed exactly as the name or names of the registered holder(s) that appears on the ADRs evidencing the ADSs and also must be accompanied by any opinions of counsel, certifications and other information as ActivCard Corp. may require in accordance with the restrictions on transfer, if any, applicable to the ADSs. Signatures on ADRs or instrument(s) of transfer must be guaranteed by an Eligible Institution.

If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any ADRs evidencing the ADSs of ActivCard S.A. or instrument(s) of transfer, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

3.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if:

(a)
this Letter of Transmittal is signed by the registered holder of the ADSs of ActivCard S.A. tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(b)	the ADSs of ActivCard S.A. are tendered for the account of an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signatures in this Letter of Transmittal. An “Eligible Institution” is a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program.

4.    Special Issuance Instructions.    If shares of ActivCard Corp. common stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of ActivCard Corp. common stock are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. ADRs for ADSs of ActivCard S.A. not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 7.

5.    Irregularities.    All questions as to the validity, form, eligibility—including time of receipt—and acceptance of ADSs of ActivCard S.A. tendered for exchange will be determined by ActivCard Corp. in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of ADSs of ActivCard S.A. improperly tendered or to not accept any ADSs of ActivCard S.A., the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any ADSs of ActivCard S.A. either before or after the expiration of the Exchange Offer—including the right to waive the ineligibility of any holder who seeks to tender ADSs of ActivCard S.A. in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular ADSs either before or after the expiration of the Exchange Offer—including the terms and conditions of the Letter of Transmittal and the accompanying instructions—will be final and binding. Unless waived, any defects or irregularities in connection with tenders of ADSs for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the U.S. Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of ADSs of ActivCard S.A. for exchange, nor will we have any liability for failure to give such notification.

6.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to Innisfree M&A Incorporated, the Information Agent for the Exchange Offer, at the telephone numbers set forth at the end of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the U.S. Exchange Agent, the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

7.    Partial Tenders and Withdrawal Rights.    If you are tendering less than all of the ADSs of ActivCard S.A. evidenced by any ADR you are submitting, please fill in the number of ADSs of ActivCard S.A. being tendered in the last column of the box entitled “Description of ADSs Tendered.” In that case, unless you have otherwise indicated by completing the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions,” new certificate(s) for the remainder of the ADSs of ActivCard S.A. that were evidenced by your old ADRs will be sent to the registered holder of the ADSs of ActivCard S.A. promptly after the expiration of the Exchange Offer. All ADSs of ActivCard S.A. evidenced by ADRs delivered to the U.S. Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided in this Letter of Transmittal, tenders of ADSs of ActivCard S.A. may be withdrawn at any time before the expiration date. ADSs of ActivCard S.A. tendered before the expiration date may not be withdrawn at any time after the expiration date unless the Exchange Offer is terminated without any common shares or ADSs being accepted for exchange or unless ActivCard Corp. has not accepted the ADSs for exchange by             , 2002, in which events tendered ADSs will be returned to the tendering holders as promptly as practicable. In the case of ADSs of ActivCard S.A. tendered using the procedure for book-entry transfer described in the Prospectus under the caption “Terms of the Exchange Offer—Procedures for exchanging ADSs—Book-entry transfer,” ADSs that are returned will be credited to the tendering holder’s account with The Depository Trust Company.

The Exchange Offer may be extended, terminated or amended, as provided herein and in the Prospectus.

For a withdrawal of tendered ADSs to be effective, a written notice of withdrawal must be received by the U.S. Exchange Agent before the expiration date at one of the addresses listed above. Any notice of withdrawal must: (1) specify the name of the holder of the ADSs of ActivCard S.A. to be withdrawn; (2) contain the description of the ADSs of ActivCard S.A. to be withdrawn, the certificate numbers shown on the particular ADRs evidencing ADSs and the aggregate number of ADSs represented by each such ADR; and (3) be signed by the holder of such ADSs in the same manner as the original signature(s) on the Letter of Transmittal (including any required signature guarantees). The signature on the notice of withdrawal must be guaranteed by an Eligible Institution unless the ADSs of ActivCard S.A. have been tendered for the account of an Eligible Institution. A withdrawal of ADSs can only be accomplished in accordance with the foregoing procedures.

Properly withdrawn ADSs of ActivCard S.A. may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption “Terms of the Exchange Offer—Procedures for exchanging ADSs.”

All questions as to the validity, form and eligibility—including time of receipt—of any notice of withdrawal will be determined by ActivCard Corp., in its sole discretion, which determination will be final and binding. Any ADSs of ActivCard SA. so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer.

8.    Waiver of Conditions.    Our obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption “Terms of the Exchange Offer—Conditions for completion of the Exchange Offer.” These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion.

9.    No Conditional Tenders.    No alternative, conditional or contingent tenders will be accepted. All tendering holders of ADSs of ActivCard S.A., by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of the ADSs of ActivCard S.A. for exchange.

10.    Lost, Destroyed, Mutilated or Stolen ADRs.    Any holder of ADSs of ActivCard S.A. whose ADRs representing such ADSs have been lost, stolen, mutilated or destroyed should contact the U.S. Exchange Agent at (800) 507-9357.

11.    Transfer Taxes.    ActivCard Corp. will pay or cause to be paid any transfer taxes with respect to the transfer of ADSs of ActivCard S.A. to it pursuant to the Exchange Offer, and you will not be obligated to pay any transfer taxes in connection with the tender of ADSs of ActivCard S.A. in the Exchange Offer unless certificates for shares of ActivCard Corp. common stock are to be issued to, or if ADRs evidencing ADSs not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder of the ADSs being tendered. In those cases, you will be responsible for the payment of any applicable transfer tax, and no ActivCard Corp. common stock certificates will be issued until satisfactory evidence of payment of these taxes or an exemption from payment is received by the U.S. Exchange Agent.

IMPORTANT:
UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF ADSs OF ACTIVCARD S.A. TENDERED BY BOOK-ENTRY TRANSFER TO THE U.S. EXCHANGE AGENT’S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT’S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE U.S. EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER.

* * *

The U.S. Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK

By mail:	By facsimile:	By overnight courier or hand:

Tender & Exchange Department P.O. Box 11248 Church Street Station New York, New York 10286-1248	(for Eligible Institutions Only) (212) 815-6433 Confirm by telephone: (212) 815-6212	Tender & Exchange Department 101 Barclay Street Receive and Deliver Window New York, New York 10286

The Information Agent for the Exchange Offer is:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor
New York, New York 10022

Toll-Free: 00-800-7710-9970 (for holders in the European Union)
Toll-Free: 1-877-750-5836 (for holders in the U.S. and Canada)
Call Collect: 1-212-750-5833 (banks, brokers and others)